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                                  EXHIBIT 24.01

                               POWERS OF ATTORNEY

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                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That I, Harold E. Thomas, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February, 1996.


                              /s/ Harold E. Thomas
                              ---------------------------------------------

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That I, Robert B. Findlay, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February, 1996.


                              /s/ Robert B. Findlay
                              ---------------------------------------------

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That I, J.L. Scott, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February, 1996.


                              /s/ J. L. Scott
                              ---------------------------------------------

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That I, Jerre L. Stead, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of December, 1996.


                              /s/ Jerre L. Stead
                              ---------------------------------------------

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That I, Arthur L. Troutner, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February, 1996.


                              /s/ Arthur L. Troutner
                              ---------------------------------------------

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That I, J. Robert Tullis, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February, 1996.


                              /s/ J. Robert Tullis
                              ---------------------------------------------

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That I, Steve C. Wheelwright, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February, 1996.


                              /s/ Steven C. Wheelwright
                              ---------------------------------------------

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: That I, William J. White, have made, constituted and appointed, and by these presents do make, constitute and appoint either the Chairman of the Board or the President of TJ International, Inc., a Delaware corporation, my true and lawful attorney in my name, place and stead, and for my use and benefit as follows:

     - For the special purpose of signing the Company's Form 10-K for the fiscal year ended December 30, 1995 to be filed with the Securities and Exchange Commission on or before March 29, 1996, and

     - For the special purpose of signing all such Forms S-8 as the Company may be required to file pursuant to SEC regulations.

and to sign, seal, execute, deliver and acknowledge such instruments in writing of whatever kind and nature as may be necessary or proper in the premises.

     I HEREBY give and grant unto said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as I might or could do if personally present, and hereby ratify and confirm all that said attorney shall lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February, 1996.


                              /s/ William J. White
                              ---------------------------------------------